11-Other Accrued Liabilities	12 Months Ended
Dec. 31, 2011
11-Other Accrued Liabilities [Text Block]
11—OTHER ACCRUED LIABILITIES

Other accrued liabilities consist of the following:
	December 31,
	2011	2010
Provision for warranty costs	1,287	1,402
Value added tax payable	342	531
Accruals for social expenses	278	624
Conditional government subsidies (1)	519	621
Retirement indemnities	94	78
Accrued interests	183	254
Others	262	259
Total	2,965	3,768

(1) The maturity of conditional government subsidies depends on the nature of the project.

F-18

EDAP TMS S.A. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands of euros unless otherwise noted, except per share data)

Changes in the provision for warranty costs are as follows:
	December 31,
	2011	2010
Beginning of year	1,402	1,295
Amount used during the year (payments)	(477)	(448)
New warranty expenses	362	555
End of year	1,287	1,402